Exhibit 99.2

Revised Amounts Reflecting Reclassification of Benefit Plan Components

(dollars in millions)

	2018					2017					2016	2015
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD	Q4 YTD	Q4 YTD
Net Sales	$1,804.2	$2,173.4	$1,994.5	$1,966.2	$7,938.3	$1,895.6	$2,088.4	$1,981.2	$1,861.7	$7,826.9	$8,664.1	$9,034.0
Reported Gross Profit	$519.0	$658.3	$598.8	$575.4	$2,351.5	$544.6	$647.5	$621.0	$529.0	$2,342.1	$2,429.2	$2,296.2
Reclassification of benefit plan components	—	—	—	—	—	—	—	—	1.7	1.7	—	1.5

Revised Gross Profit	$519.0	$658.3	$598.8	$575.4	$2,351.5	$544.6	$647.5	$621.0	$530.7	$2,343.8	$2,429.2	$2,297.7
Acquisitions and divestitures			0.6		0.6			—	0.5	0.5
Restructuring plans	2.3	3.4	(0.1)	2.2	7.8	5.2	1.8	4.7	3.8	15.5	49.0	21.1
Corporate hedging derivative losses (gains)	6.0	(7.1)	(0.8)	(4.3)	(6.2)	(0.7)	0.8	(0.5)	5.5	5.1	(16.4)	24.6

Revised Adjusted Gross Profit	$527.3	$654.6	$598.5	$573.3	$2,353.7	$549.1	$650.1	$625.2	$540.5	$2,364.9	$2,461.8	$2,343.4

Reported Gross Margin	28.8%	30.3%	30.0%	29.3%	29.6%	28.7%	31.0%	31.3%	28.4%	29.9%	28.0%	25.4%
Revised Gross Margin	28.8%	30.3%	30.0%	29.3%	29.6%	28.7%	31.0%	31.3%	28.5%	29.9%	28.0%	25.4%
Revised Adjusted Gross Margin	29.2%	30.1%	30.0%	29.2%	29.7%	29.0%	31.1%	31.6%	29.0%	30.2%	28.4%	25.9%
Reported Operating Profit	$280.0	$351.0	$268.6	$133.9	$1,033.5	$312.9	$229.6	$271.3	$111.2	$925.0	$404.6	$912.8
Reclassification of benefit plan components	(20.6)	(17.5)	(21.9)	(20.4)	(80.4)	(19.3)	(19.2)	(3.4)	(13.3)	(55.2)	303.8	(60.6)

Revised Operating Profit	$259.4	$333.5	$246.7	$113.5	$953.1	$293.6	$210.4	$267.9	$97.9	$869.8	$708.4	$852.2
Adjustment to the gain on sale of Spicetec and J.M. Swank businesses	—	—	—		—	(198.2)	0.5	0.3	—	(197.4)	—	—
Restructuring plans	11.4	7.1	14.7	4.8	38.0	14.1	19.8	13.7	14.3	61.9	256.0	46.2
Goodwill and intangible impairment charges	—	—	—	4.8	4.8	163.6	43.9	1.2	95.5	304.2	50.1	25.7
Acquisitions and divestitures	0.8	7.8	3.1	4.0	15.7	—	—	—	31.4	31.4	—
Early extinguishment of debt	—	—	—		—	—	60.6	32.7	—	93.3	23.9	24.6
Salaried pension plan lump sum settlement	—	—	—		—	—	—	—	—	—	—
Pension valuation adjustment	—	—	—	—	—	—	—	—	—	—	—	—
Legal matters	—	—	—	151.0	151.0	—	—	—	(5.7)	(5.7)	5.0	(7.0)
Corporate hedging derivative losses (gains)	6.0	(7.1)	(0.8)	(4.3)	(6.2)	(0.7)	0.8	(0.5)	5.5	5.1	(16.4)	24.6
Early exit of an unfavorable lease contract by purchasing the building	—	—	34.9		34.9	—	—	—	—	—	—	—
Integration of former Ralcorp business	—	—	—		—	—	—	—	—	—	—	5.0

Revised Adjusted Operating Profit	$277.6	$341.3	$298.6	$273.8	$1,191.3	$272.4	$335.9	$315.3	$239.0	$1,162.6	$1,027.0	$971.3

Reported Operating Margin	15.5%	16.2%	13.5%	6.8%	13.0%	16.5%	11.0%	13.7%	6.0%	11.8%	4.7%	9.4%
Revised Operating Margin	14.4%	15.3%	12.4%	5.8%	12.0%	15.5%	10.1%	13.5%	5.3%	11.1%	8.2%	9.4%
Revised Adjusted Operating Margin	15.4%	15.7%	15.0%	13.9%	15.0%	14.4%	16.1%	15.9%	12.8%	14.9%	11.9%	10.8%
Reported Pension and Postretirement Non-Service Income	20.6	17.5	21.9	20.4	80.4	19.3	19.2	3.4	13.3	55.2	(303.8)	60.6
Restructuring plans	—	—	—	—	—	—	—	—	1.7	1.7	25.9	1.5
Salaried pension plan lump sum settlement	—	—	—	—	—	—	—	13.8	—	13.8	—	—
Pension valuation adjustment	—	4.1	—	1.3	5.4	—	—	—	—	—	348.5	6.9

Adjusted Pension and Postretirement Non-Service Income	$20.6	$21.6	$21.9	$21.7	$85.8	$19.3	$19.2	$17.2	$15.0	$70.7	$70.6	$69.0

Note on Non-GAAP Financial Measures

This document includes certain non-GAAP financial measures, including revised gross profit, revised adjusted gross profit, revised gross margin, revised adjusted gross margin, revised operating profit, revised adjusted operating profit, revised operating margin, revised adjusted operating margin and adjusted pension and postretirement non-service income. Management considers GAAP financial measures as well as such non-GAAP financial information in its evaluation of the Company’s financial statements and believes these non-GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These measures should be viewed in addition to, and not in lieu of, the Company’s operating performance and financial measures as calculated in accordance with GAAP.

In the first quarter of fiscal 2019, the Company is adopting Accounting Standard Update (ASU) 2017-07, which requires the Company to present the service cost component of net benefit cost in the same line items in which it reports compensation cost. The Company is also required to present all other components of net benefit cost outside a subtotal of operating income, if presented, or disclose separately. The “revised” non-GAAP financial measures and adjusted pension and postretirement non-service income are presented to reflect financial information for historical periods as if ASU 2017-07 had applied during such periods. This financial information is provided to ensure comparability and has no impact on the Company’s previously reported consolidated statements of operations, comprehensive income (loss), balance sheets, stockholders’ equity, and cash flows.